SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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Nu Horizons Electronics Corp.

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NU HORIZONS ELECTRONICS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 23, 2004

To our Stockholders:

The Annual Meeting of Stockholders of NU HORIZONS ELECTRONICS CORP. will be held on Thursday, September 23, 2004 at the Melville Marriott, 1350 Walt Whitman Drive, Melville, New York at 10:00 a.m. At the meeting, you will be asked to vote on:

1.	The election of two directors to serve for a term of three years, until the 2007 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.	The election of one director to serve for a term of one year, until the 2005 Annual Meeting of Stockholders or until his successor has been duly elected and qualified; and

3.	Any other matters that properly come before the meeting.

If you are a stockholder of record at the close of business on August 2, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about August 17, 2004.

Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.

By Order of the Board of Directors,

RICHARD S. SCHUSTER

Secretary

Dated:	Melville, New York
August 17, 2004

NU HORIZONS ELECTRONICS CORP.

70 Maxess Road

Melville, New York 11747

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Thursday, September 23, 2004

Our annual meeting of stockholders will be held on Thursday, September 23, 2004 at the Melville Marriot, 1350 Walt Whitman Drive, Melville, New York 11747, at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about August 17, 2004.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	the election of 2 directors for a term of 3 years; and

•	the election of 1 director for a term of 1 year.

We do not expect to ask you to vote on any other matters at the meeting.

In addition, our management will report on our performance during fiscal 2004 and respond to your questions.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on August 2, 2004. Each share of stock is entitled to one vote.

How do I vote?

You can vote in two ways:

1.    By attending the meeting; or

2.    By completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 718-921-8200.

Will my shares be voted if I do not provide my proxy?

Yes, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote customers unvoted shares, which are referred to as “broker non-votes,” on certain routine matters, including the election of directors. When a brokerage firm votes its customer’s unvoted shares, these shares are also counted for purposes of establishing a quorum. Shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of August 2, 2004, must be present at the meeting. This is referred to as a quorum. On August 2, 2004, we had 16,884,147 shares issued and outstanding.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board of Directors of not less than three nor more than eleven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The following table sets forth our directors:

Class I (To Serve Until the Annual Meeting of Stockholders in 2006)	Class II (To Serve Until the Annual Meeting of Stockholders in 2004)	Class III (To Serve Until the Annual Meeting of Stockholders in 2005)
Paul Durando	Martin Novick(1)(2)(3)	Arthur Nadata
Herbert Gardner(1)(2)(3)	Dominic Polimeni(1)(2)(3)
David Siegel(1)(2)(3)	Richard S. Schuster

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of Nominating Committee.

Dominic Polimeni and Richard Schuster are nominated for election to Class II to hold office until our annual meeting of stockholders in 2007 or until their successors are chosen and qualified. Because our Certificate of Incorporation requires us to establish three classes as nearly equal in number as possible. Mr. Novick is nominated for election to Class III to fill the vacancy created by the resignation of Irving Lubman, to hold office until our annual meeting of stockholders in 2005 or until his successor is chosen and qualified. Messrs. Novick, Polimeni, and Schuster are currently serving as directors in Class II.

Unless you indicate otherwise, shares represented by executed proxies will be voted FOR the election as directors of Messrs. Polimeni, Schuster and Novick. If any of them is unavailable, the shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

Dominic A. Polimeni (57 years old) has been a director since September 1997. Mr. Polimeni has over 28 years experience in the distribution and Inventory Logistics Management (“ILM”) businesses and has been responsible for evaluating and negotiating over 50 acquisitions of distribution and ILM businesses. He has been a Director, president and Chief Executive Officer of Distribution Dynamics, Inc., a privately-held ILM company based in Eden Prairie, MN, since September 2003. Distribution Dynamics filed for protection under Chapter 11 of the U.S. Bankruptcy Code in April 2004 in order to effect the sale of substantially all of the assets of its business under Section 363 of the U.S. Bankruptcy Code. Until May 2002, he was a director of Questron Technology, Inc., a publicly held company based in Boca Raton, Florida, since March 1995, and Chairman and Chief Executive Officer of Questron from February 1996. Questron sold its business and assets to the General Electric Company, through a Chapter 11 Section 363 sale under the U.S. Bankruptcy Code, in May 2002. Mr. Polimeni has also been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment-banking firm since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. (over $7.0 billion in sales in 2002) from 1986 to 1990. He also held several other position, including general management positions, with Arrow over an eight-year period. Mr. Polimeni began his career as a certified public accountant in the New York office of Arthur Young & Company.

Richard S. Schuster (55 years old) has served as our President and Chief Operating Officer since June 1, 2004 and our Secretary and a director since October 1982. From October 1982 through May 31, 2004, Mr. Schuster served as our Vice President. For the seven years prior to joining us in October 1982, Mr. Schuster served as manager of Capar Components Corp., an importer and distributor of passive components, and a wholly-owned subsidiary of Diplomat Electronics Corp. For the six years prior to 1975, Mr. Schuster was employed by International Components Corp., responsible for production, engineering and sales of imported semiconductor and passive components.

Martin Novick (68 years old) has been a director since September 2003. Presently he is group Vice President of Sales at Audiovox Electronics Corporation, where he has served as Vice President for the past 35 years. He has been in the consumer electronics business for 45 years with expertise in both purchasing and marketing. He is President of Ren-Mar Enterprises Ltd., a private investment company located in Toronto, Canada. He is also a partner in Great American Realty, a private investment company.

Standing Director Biographies

Paul Durando (60 years old) has been our Vice President, Finance since joining us in March 1991, Treasurer since September 1996 and has been a director since September 1994. Prior to joining us in March 1991, Mr. Durando served for six years as Executive Vice President of Sigma Quality Foods, Inc. From 1977 to 1984, he was Vice President, Operations of the Wechsler Coffee Corp. Mr. Durando was also associated with Deloitte Haskins & Sells for seven years.

Herbert M. Gardner (64 years old) has been a director of the Company since May 1984. Mr. Gardner has been Executive Vice President and Treasurer of Barrett Gardner Associates, Inc., an investment banking firm since October 2002 and prior thereto, for twenty-eight years, Senior Vice President for Janney Montgomery Scott LLC and its predecessors. Mr. Gardner is Chairman of the Board of Supreme Industries, Inc., a manufacturer of specialized truck bodies and buses. Mr. Gardner also serves as a director of Rumson-Fair Haven Bank & Trust, a community commercial bank and trust company; Rewards Network, Inc. a leader in the development and marketing of transaction based dining and other consumer rewards programs; TGC Industries, Inc., a seismic services company; and Co-Active Marketing Group, Inc., a marketing and sales promotion company.

Arthur Nadata (58 years old) has served as our Chairman of the Board since June 1, 2004. Mr. Nadata was our President and a director since October 1982 and Chief Executive Officer since September 1996. Mr. Nadata was also our Treasurer from October 1982 to September 1996. Prior to joining us in October 1982, Mr. Nadata worked for eighteen years for Diplomat Electronics Corp. in various operational and sales positions of increasing responsibility, eventually becoming corporate vice president of sales and marketing.

David Siegel (78 years old) has been a director since June 2000. For more than the past five years, Mr. Siegel has been a Vice President and director of Great American Electronics, a distribution company, which he founded. Mr. Siegel is also a director of Micronetics Corp. and Surge Components Corp. Mr. Siegel previously served on our Board of Directors from September 1991 to October 1996.

Directors’ Compensation

Directors who are not our employees receive an annual fee of $6,000 for serving as members of our Board of Directors and $1,000 for each Board of Directors or committee meeting attended.

Non-employee directors are also eligible for option grants pursuant to the provisions of our 2000 Outside Directors’ Stock Option Plan and 2002 Outside Directors’ Stock Option Plan. See “Executive Compensation—Stock Option and Benefit Plans—2000 Outside Directors’ Stock Option Plan” and “Executive Compensation—Stock Option and Benefit Plans—2002 Outside Directors Stock Option Plan.”

Director Independence

The Board of Directors has determined that each of Messrs. Gardner, Polimeni, Novick and Siegel are independent under NASD Rule 4200(a)(15).

Board of Directors and Committee Meetings

There were three meetings of the Board of Directors during the fiscal year ended February 29, 2004. All directors attended 75% or more of the aggregate of the meetings of the Board of Directors and the meetings of the committees on which he served during fiscal 2004.

During the fiscal year ended February 29, 2004, there were two meetings of the Compensation Committee. Each of the members of the Compensation Committee attended the meeting. Our Compensation Committee reviews the performance of our executive officers and reviews compensation programs for our officers and key employees, including cash bonus levels and grants under our stock option plans. See “Compensation Committee Report on Executive Compensation.” A copy of our compensation committee charter is available on our website at www.nuhorizons.com.

For the fiscal year ended February 29, 2004, there were four meetings of the Audit Committee. Each of the directors who was a member of the Audit Committee attended all of the Audit Committee meetings during the term of his membership. Our Audit Committee is involved in discussions with our independent public accountants with respect to the scope and results of our year-end audit, our internal accounting controls and the professional services furnished by the independent auditors to us. See “Audit Committee Report.” A copy of our audit committee charter is available on our website at www.nuhorizons.com.

Our Nominating Committee was established in September 2003. For the fiscal year ended February 28, 2004, there were no meetings of the Nominating Committee, although the Nominating Committee did meet after our fiscal year end to determine the nominees for election at our 2004 Annual Meeting. Our Nominating Committee is responsible for reviewing suggestions of candidates for director made by directors, stockholders, management and others and for making recommendations to the Board regarding the composition of the Board and nomination of individual candidates for election to the Board. The committee will consider nominee recommendations made by stockholders provided that the names of such nominees, accompanied by relevant biographical information, are submitted in accordance set forth below under “Stockholder Nominees for Director.” A copy of our nominating committee charter is available on our website at www.nuhorizons.com.

Director Attendance at Annual Meetings

Our Board of Directors has adopted a policy requiring Director attendance at our Annual Meetings of Stockholders. All of our Directors attended last year’s Annual Meeting.

Stockholder Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•	in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials by us; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of common stock of Nu Horizons which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Nu Horizons entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Policy For Shareholder Communications

Mail can be addressed to Directors in care of the Office of the Secretary, Nu Horizons Electronics Corp., 70 Maxess Road, Melville, NY 11747. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to each of the non-employee directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

Certain Transactions

For the fiscal year ended February 29, 2004, we received an aggregate $341,600 in respect of various electronic components sold to Brevan Electronics, a corporation in which Stuart Schuster, Mr. Schuster’s brother, is an officer and owns a greater than ten percent equity interest.

MANAGEMENT

Our Officers

Our executive officers are:

Name	Position held with the Company
Arthur Nadata	Chairman of the Board and Chief Executive Officer
Richard S. Schuster	President, Chief Operating Officer and Secretary
Paul Durando	Vice President-Finance and Treasurer

All officers serve at the discretion of the Board.

STOCK OWNERSHIP

The following table sets forth, as of August 2, 2004, certain information regarding the record and beneficial ownership of our common stock by (i) all persons known to be beneficial owners of more than 5% of our outstanding common stock, based solely on filings with the Securities and Exchange Commission; (ii) each director, (iii) our Chief Executive Officer and our three other most highly compensated executive officers; and (iv) all executive officers and directors as a group.

Name	Shares		Percent
Paul Durando	113,024	(1)(2)	*
Herbert M. Gardner	148,815	(3)(4)	*
Dominic Polimeni	35,000	(3)	*
David Siegel	61,804	(3)	*
Arthur Nadata	1,098,481	(5)(6)	5.7%
Martin Novick	—		—
Richard S. Schuster	1,098,653	(5)(6)	5.7%
Wasatch Advisors Inc.	1,151,790	(7)	6.0%
Dimensional Fund Advisors	1,163,354	(8)	6.0%
FMR Corp.	1,965,900	(9)	10.3%
Royce & Associates	1,173,800	(10)	6.1%
All officers and directors as a group (7 Persons)	2,557,777		13.8%

Notes:

(*)	Less than 1% of our outstanding stock.
(1)	Includes options exercisable within 60 days for 102,718 shares of common stock under our 2000 Stock Option Plan, 1998 Stock Option Plan and the 1994 Stock Option Plan.
(2)	Includes 10,307 shares of fully vested common stock owned through the Employee Stock Ownership Plan, which include voting power.
(3)	Includes options exercisable within 60 days for 108,750 shares of common stock for Mr. Gardner, 35,000 shares for Mr. Polimeni and 45,000 shares for Mr. Siegel under our Outside Director Stock Option Plan.
(4)	Includes 4,330 shares owned by Mr. Gardner’s spouse, as to which he disclaims beneficial ownership, 5,775 shares held in the Gardner Family Foundation, of which he is President, 13,623 shares owned by Mr. Gardner’s qualified plan and 5,587 shares held by his IRA.
(5)	Includes options exercisable within 60 days for 639,798 shares for Mr. Schuster and 724,178 shares for Mr. Nadata under our 2000 Stock Option Plan, 1998 Stock Option Plan and the 1994 Stock Option Plan.
(6)	Includes 25,885 shares of fully vested common stock owned through the Employee Stock Ownership Plan, which include voting power. These officers are also Trustees of the Plan.
(7)	150 Social Hall Avenue, Salt Lake City, Utah 84111
(8)	1299 Ocean Ave, 11th Fl., Santa Monica, CA 90401
(9)	82 Devonshire Street, Boston, MA 02109
(10)	1414 Avenue of the Americas, N.Y., N.Y. 10019

EXECUTIVE COMPENSATION

The following table sets forth the compensation we paid to our Chief Executive Officer and each of our three other executive officers for the years ended February 29, 2004, February 28, 2003 and February 28, 2002.

Summary Compensation Table

	Annual Compensation(1)			Long Term Compensation
				Securities Underlying Options	All Other(2) Compensation
Name of Principal and Position	Fiscal Year	Salary	Bonus
Irving Lubman	2004	$263,900	$0	0	$40,583
COO, Chairman of the Board(3)	2003	263,900	0	265,000	41,313
	2002	263,040	120,981	0	41,313

Arthur Nadata	2004	$263,900	$0	0	$38,945
President and CEO(3)	2003	263,900	0	390,000	39,605
	2002	263,040	172,702	0	39,605

Richard Schuster	2004	$263,900	$0	0	$35,670
Vice President, Secretary and President,	2003	263,900	0	345,000	36,154
NIC Components Corp.(3)	2002	263,040	172,702	0	36,154

Paul Durando	2004	$180,000	$0	0	$1,800
Vice President, Finance and Treasurer	2003	180,000	0	90,000	1,800
	2002	180,000	12,953	0	1,800

Notes:

(1)	No other annual compensation is shown because the amounts of perquisites and other non-cash benefits provided by us do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
(2)	The amounts disclosed in this column include our contributions on behalf of the named executive officer to our 401(k)-retirement plan in amounts equal to a maximum of 1% of the executive officer’s annual salary and, for Messrs. Lubman, Nadata and Schuster, contributions to life insurance policies where we are not the beneficiary, and the cost to us of the non-business use of our automobiles used by executive officers.
(3)	Mr. Lubman resigned as Chairman of the Board and Chief Operating Officer effective June 1, 2004. Effective June 1, 2004, Mr. Nadata became our Chairman of the Board and Chief Executive Officer and Mr. Schuster became our President and Chief Operating Officer.

Employment Contracts

On September 13, 1996, we signed employment contracts, as amended, with two of our senior executives for a continually renewing five-year term. The employment contracts specify a base salary of $226,545 for each officer in 1997, which shall be increased each year by the change in the consumer price index, and also entitle them to an annual bonus equal to 3.33% (6.66% in the aggregate) of our consolidated earnings before income taxes. Benefits are also payable upon the occurrence of either a change in control of our company, as defined, or the termination of the officer’s employment, as defined. In the event the employee terminates his employment within six months after a change in control, he will receive a lump sum payment equal to three-quarters of the remaining compensation under his employment agreement. Each employment contract also provides for certain payments of the executive salary, performance bonuses and other benefits in the event of death or disability of the officer for the balance of the period covered by the agreement.

Stock Option Grants

No stock options were granted to the officers named in the Summary Compensation Table during the fiscal year ended February 29, 2004.

The following table sets forth certain information as to each exercise of stock options during the fiscal year ended February 29, 2004 by the persons named in the Summary Compensation Table and the fiscal year end value of unexercised options:

Aggregated Option/SAR Exercises in Last Fiscal Year-End

Options/SAR Values

	Shares Acquired on Exercise	Value Realized(1)	Number of Unexercised Options/SARs at FY End	Value of Unexercised In-the-Money Options/SARs at FY End
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Irving Lubman	34,200	$215,923	496,673	$2,021,478
			187,325	318,550
Arthur Nadata	34,200	$217,886	621,051	$2,390,615
			257,325	458,500
Richard Schuster	34,200	$216,573	547,923	$2,109,728
			231,075	406,800
Paul Durando	0	$0	77,718	$187,064
			45,000	84,300

(1)	Market value less exercise price, before payment of applicable federal or state taxes.

Equity Compensation Plan Information

The following chart summarizes the options and warrants outstanding and available to be issued at August 2, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants (a)	Weighted-average exercise price of outstanding options and warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,874,693	$7.90	247,000
Equity compensation plans not approved by security holders	1,466,569	$4.77	46,318

Total	3,341,262	$6.53	293,318

Stock Option and Benefit Plans

We currently have eight stock incentive plans—the 1994 Stock Option Plan, the 1998 Stock Option Plan, the Outside Directors Stock Option Plan, the 2000 Stock Option Plan, the 2000 Key Employee Stock Option Plan, the 2000 Outside Directors’ Stock Option Plan, the 2002 Key Employee Stock Option Plan and the 2002 Outside Directors’ Stock Option Plan. The plans were designed to strengthen our ability to attract and retain in our employ persons of training, experience and ability and to furnish additional incentives to officers, employees, consultants and directors.

1994 Stock Option Plan

In September 1994, our stockholders approved the 1994 Stock Option Plan, as amended in September 1996, under which our key employees and officers, and those of our subsidiaries and affiliates, may be granted options to purchase an aggregate of 1,732,500 shares of our common stock, as adjusted for a 5% stock dividend and three-for-two stock split. The Compensation Committee, consisting of at least two members of our Board of Directors, administers the 1994 Plan. The Compensation Committee, subject to provisions in the 1994 Plan, has the authority to designate, in its discretion, which persons are to be granted options, the number of shares subject to each option, and the period of each option. Each recipient must be our employee at the time of grant and throughout the period ending on the day three months before the date of exercise. Under the terms of the 1994 Plan, the exercise price of the shares subject to each option granted will be not less than 85% nor more than 100% of the fair market value at the date of grant or 110% of such fair market value for options granted to any employee or director who owns stock possessing more than ten percent (10%) of the total combined voting power of all of our classes of stock. Adjustments will be made to the purchase price in the event of stock dividends, corporate reorganizations, or similar events. As of February 29, 2004, options were outstanding for 394,693 shares and no options are available for grant.

The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the 1994 Plan. The Compensation Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to the 1994 Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering or any change in capitalization. The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the 1994 Plan, provided that, without the participant’s approval, no change may be made which would prevent an incentive stock option, or ISO, granted under the 1994 Plan from qualifying as an ISO under Section 422A of the Internal Revenue Code of 1986, as amended, or result in a modification of the ISO under Section 425(h) of the Internal Revenue Code or otherwise alter or impair any right theretofore granted to any participant; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of our common stock present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 of the 1994 Plan) the total number of shares or other securities reserved for issuance under the 1994 Plan; (iii) decreases the minimum option prices stated in Section 2.2 of the 1994 Plan (other than to change the manner of determining fair market value, as defined, to conform to any then applicable provision of the Internal Revenue Code or any regulation thereunder); (iv) extends the expiration date of the 1994 Plan, or the limit on the maximum term of options; or (v) withdraws the administration of the 1994 Plan from a committee consisting of two or more members, each of whom is a Disinterested Person. With the consent of the participant affected thereby, the Committee may amend or modify any outstanding option in any manner not inconsistent with the terms of the 1994 Plan.

1998 Stock Option Plan

In May 1998, our Board of Directors adopted the Nu Horizons Electronics Corp. 1998 Stock Option Plan, as amended, under which any of our directors, officers, employees or consultants, or those of our subsidiaries or affiliates, may be granted options to purchase an aggregate 1,653,750 shares of our common stock, as adjusted for a 5% stock dividend and three-for-two stock split. The 1998 Option Plan may be administered by our Board of Directors or by a committee consisting of two or more non-employee Directors, as defined by Rule 16b under the Securities Exchange Act of 1934. The Compensation Committee administers the 1998 Option Plan. Subject to the terms of the 1998 Option Plan, the Board of Directors or the Committee may determine and designate those directors, officers, employees and consultants who are to be granted stock options under the 1998 Option Plan and the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee also, subject to the express provisions of the 1998 Option Plan, has the authority to interpret the 1998 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 1998 Option Plan. Only non-qualified stock options may be granted under the terms of the 1998 Option Plan. The exercise price of the options granted under the 1998 Option Plan can not be less than such fair market value at the date of grant. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in our company’s capital. During fiscal 2004, no options were granted under the 1998 Option Plan. As of February 29, 2004, options were outstanding for 1,197,819 shares and 27,068 options were available for grant.

2000 Stock Option Plan

In July 2000, our Board of Directors adopted the Nu Horizons Electronics Corp. 2000 Stock Option Plan, under which any of our employees or consultants, or those of our subsidiaries or affiliates, may be granted options to purchase an aggregate 300,000 shares of common stock, as adjusted for a three-for-two stock split. Our executive officers and directors are not eligible to participate in the 2000 Option Plan. The 2000 Option Plan may be administered by the Board of Directors or a committee consisting of two or more Non-Employee Directors, as defined by Rule 16b of the Securities Exchange Act of 1934. The Compensation Committee administers the 2000 Option Plan. Subject to the terms of the 2000 Option Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted stock options under the 2000 Option Plan, the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee also, subject to the express provisions of the 2000 Option Plan, has the authority to interpret the 2000 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 2000 Option Plan. Only non-qualified stock options may be granted under the terms of the 2000 Option Plan. The exercise price for the options granted under the 2000 Option Plan will not be less than fair market value at the date of grant. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations and certain other events involving a change in the Company’s capital. During fiscal 2004, 34,000 options were granted under the 2000 Option Plan with an exercise prices of $4.30 and 19,250 options remain available for grant.

2000 Key Employee Stock Option Plan

In November 2000, our stockholders approved the 2000 Key Employee Stock Option Plan under which our key employees and officers, or those of our subsidiaries and affiliates may be granted options to purchase an aggregate of 600,000 shares of our common stock, as adjusted for a three-for-two stock split. The 2000 Key Employee Plan may be administered by the Board of Directors or a committee, consisting of two or more members of the Board of Directors who are Non-Employee Directors, as defined by Rule 16b of the Securities Exchange Act of 1934. Our Compensation Committee administers the 2000 Key Employee Plan. Subject to the terms of the 2000 Key Employee Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted stock options under the 2000 Key Employee Plan and the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee shall also, subject to the express provisions of the 2000 Key Employee Plan, have the authority to interpret the 2000 Key Employee Plan and to prescribe, amend and rescind the rules and regulations relating to the 2000 Key Employee Plan. Only non-qualified stock options may be granted under the terms of the 2000 Key Employee Plan. The exercise price for the options granted under the 2000 Key Employee Plan will not be less than fair market value at the date of grant. In the event of stock splits, stock dividends, recapitalizations and certain other events involving a change in our capital, the Committee shall appropriately adjust the option price, as well as the number of shares subject to such option. Options are currently outstanding for 600,000 and no options remain available for grant.

2002 Key Employee Stock Option Plan

In September 2002, our stockholders approved the 2002 Key Employee Stock Option Plan under which our key employees and officers, or those of our subsidiaries and affiliates may be granted options to purchase an aggregate of 650,000 shares of our common stock. The 2002 Key Employee Plan may be administered by the

Board of Directors or a committee, consisting of two or more members of the Board of Directors who are Non-Employee Directors, as defined by Rule 16b of the Securities Exchange Act of 1934. Our Compensation Committee administers the 2002 Key Employee Plan. Subject to the terms of the 2002 Key Employee Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted stock options under the 2002 Key Employee Plan and the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee shall also, subject to the express provisions of the 2002 Key Employee Plan, have the authority to interpret the 2002 Key Employee Plan and to prescribe, amend and rescind the rules and regulations relating to the 2002 Key Employee Plan. Only non-qualified stock options may be granted under the terms of the 2002 Key Employee Plan. The exercise price for the options granted under the 2002 Key Employee Plan will not be less than fair market value at the date of grant. In the event of stock splits, stock dividends, recapitalizations and certain other events involving a change in our capital, the Committee shall appropriately adjust the option price, as well as the number of shares subject to such option. During fiscal 2004, 33,000 options were granted under the plan with an exercise price of $5.50 and 67,000 options remain available for grant.

Outside Director Stock Option Plan

In September 1994, our stockholders approved the Outside Directors Stock Option Plan which covers 236,250 shares of our common stock, as adjusted for a 5% stock dividend and a three-for-four stock split. The primary purposes of the Director Plan are to attract and retain well-qualified persons for service as our directors and to provide such outside directors with the opportunity to increase their proprietary interest in our continued success and further align their interests with the interests of our stockholders through the grant of options to purchase shares of our common stock. The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the Director Plan. The Compensation Committee shall appropriately adjust the number of shares underlying awards under the Director Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization. At February 29, 2004, there are 74,500 director options outstanding and no options remain available for grant.

Under the Director Plan each non-employee Director then serving, on June 1 of each year from 1994 through 1999, received options to purchase 10,000 shares of common stock (as adjusted for stock splits and stock dividends) at a price equal to the closing price of the common stock on a national securities exchange upon which our stock is listed or the average of the mean between the last reported “bid” and “asked prices if the common stock is not so listed for the five business days immediately preceding the date of grant. Options awarded to each outside director vested in three equal installments over a period of two years, subject to forfeiture under certain conditions and are exercisable by the outside director upon vesting.

2000 Outside Directors’ Stock Option Plan

In November 2000, our stockholders approved the 2000 Outside Directors’ Stock Option Plan which covers 210,000 shares of our common stock, as adjusted for a three-for-two stock split. The primary purposes of the 2000 Director Plan are to attract and retain highly skilled individuals as our directors, to provide additional incentive to such outside directors to serve as directors and to encourage their continued service on our Board of Directors.

All of our directors who are not our employees, of which there are four, are eligible to participate in the 2000 Director Plan.

The Board of Directors has the responsibility and authority to administer and interpret the provisions of the 2000 Director Plan. Our Board of Directors may at any time amend, suspend or discontinue the 2000 Director Plan but no such action shall adversely affect any outstanding option without the consent of the optionee that holds such option. In the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in our capitalization, the number of shares covered by each outstanding option, the number of shares authorized under the 2000 Director Plan as well as the exercise price of each outstanding option shall be appropriately adjusted

Under the Director Plan, on November 9, 2000 each non-employee Director then serving received options to purchase 15,000 shares of common stock at a price of $14.62 per share (the price of shares of common stock on November 9, 2000) and on the June 1 of each subsequent year each non-employee director then serving will be granted options to purchase 15,000 shares of common stock at a price equal to the closing price of the common stock on a national securities exchange upon which our common stock is listed or the average of the mean between the last reported “bid” and “asked prices if the common stock is not so listed for the five business days immediately preceding the date of grant. Options awarded to each outside director vest in three equal installments over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the outside director upon vesting. There are currently 165,000 director options outstanding under the 2000 Director Plan and 45,000 options remain available for grant.

2002 Outside Directors’ Stock Option Plan

In September 2002, our stockholders approved the 2002 Outside Directors’ Stock Option Plan which covers 150,000 shares of our common stock. The primary purposes of the 2002 Director Plan are to attract and retain highly skilled individuals as our directors, to provide additional incentive to such outside directors to serve as directors and to encourage their continued service on the Board of Directors.

All of our directors who are not our employees, of which there are four, are eligible to participate in the 2002 Director Plan.

The Board of Directors has the responsibility and authority to administer and interpret the provisions of the 2002 Director Plan. The Board of Directors may at any time amend, suspend or discontinue the 2002 Director Plan but no such action shall adversely affect any outstanding option without the consent of the optionee that holds such option. In the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in our capitalization, the number of shares covered by each outstanding option, the number of shares authorized under the 2002 Director Plan, as well as the exercise price of each outstanding option shall be appropriately adjusted.

Under the Director Plan, at each annual stockholder meeting during the term of this plan, commencing with the annual meeting held in 2003, each Outside Director then serving who does not receive options under the 2000 Outside Director’s Stock Option Plan shall automatically receive an additional option to purchase 15,000 shares of common stock, at a price equal to the closing price of the common stock on a national securities exchange upon which our common stock is listed on the date of grant of the option. Options awarded to each outside director vest in three equal installments over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the outside director upon vesting. There are 15,000 director options outstanding under the 2002 Director Plan and 135,000 options remain available for grant.

Summary of Fiscal 2004 Outside Director Stock Option Grants

During fiscal 2004, pursuant to the 2000 Director Plan, we granted options to purchase 15,000 shares to each of Messrs. Polimeni and Siegel and pursuant to the 2002 Director Plan, we granted options to purchase 15,000 shares to Mr. Gardner, all of which options have an exercise price of $8.51 per share.

Employee Stock Ownership Plan

In January 1987, we adopted an Employee Stock Ownership Plan that covers substantially all of our employees. The ESOP is managed by three Trustees, Messrs. Lubman, Nadata and Schuster (the “Trustees”), who vote the securities held by the Plan (other than securities of the Company which have been allocated to employees’ accounts).

The annual contributions to the Plan are to be in such amounts as the Board of Directors in its sole discretion shall determine. Each employee who participates in the Plan has a separate account and our annual contribution to an employee’s account is not permitted to exceed the lesser of $30,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued thereunder) or 25% of such employee’s annual compensation, as defined under the Plan. No contributions are required of, nor shall any be accepted from, any employee.

All contributions to the Plan are invested in our securities (except for temporary investments), the Trustees having the right to purchase our securities on behalf of employees. The Trustees are considered the stockholder for the purpose of exercising all owners’ and stockholders’ rights with respect to our securities held in the Plan, except for voting rights which inure to the benefit of each employee who can vote all shares held in his account, even if said shares are not vested. Vesting is based upon an employee’s years of service, with employees generally becoming fully vested after six years.

Benefits are payable to employees at retirement or upon death, disability or termination of employment, with payments commencing no later than sixty days following the last day of the Plan year in which such event occurred. Subject to the right of the employee to demand payment in the form of our common stock, all benefits are payable in cash or in common stock, at the discretion of the Trustees.

The Trustees are empowered to borrow funds for the purpose of purchasing our securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for reallocation as principal is repaid. In October 2000, we entered into a revolving credit agreement with our bank, which allows for $1,000,000 of the revolving line of credit to be used for the purpose of purchasing ESOP stock at until October 2004. At February 29, 2004, there were no borrowings outstanding under this line of credit. At February 29, 2004, the ESOP owned 489,880 shares at an average price of approximately $3.24 per share.

401(k) Savings Plan

We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code. All non-union employees over age 21 who we have employed for at least six months are eligible to participate in the plan. Employees may contribute to the plan on a tax-deferred basis up to 15% of their total annual salary, but in no event more than the maximum permitted by the Code ($14,000 in calendar 2003). Our contributions are discretionary. Effective with the plan year ended February 29, 2004, we have elected to make matching contributions at the rate of $.25 per dollar contributed by each employee up to a maximum of 1% of an employee’s salary vesting at the cumulative rate of 20% per year of service starting one year after commencement of service and, accordingly, after five years of any employee’s service us, our matching contributions are fully vested. As of February 29, 2004 approximately 250 employees had elected to participate in the plan. For the fiscal year ended February 29, 2004, we contributed approximately $237,068 to the plan, of which $9,693 was a matching contribution of $2,631 for each of Mr. Lubman, Mr. Nadata, Mr. Schuster and $1,800 for Mr. Durando.

Filings made by companies with the Securities and Exchange Commission sometimes “incorporate information by reference.” This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

Compensation Committee Interlocks and Insider Participation

During fiscal 2004, our Compensation Committee consisted of Messrs. Gardner (Chairman), Polimeni, Siegel and Novick. None of them was an officer or employee of NuHorizons during fiscal 2004 or was formerly an officer of Nu Horizons, nor did any of them have a relationship with us that is required to be disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of our executive officers generally is determined by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a director who is not our employee nor an employee of any of our affiliates and who is otherwise independent under Nasdaq listing standards. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2004 is furnished by the Compensation Committee.

General Policies

Our compensation programs for executives are intended to enable us to attract, motivate, reward and retain management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, and for certain executives, a substantial cash bonus which is “at risk” based on our earnings.

Many of our employees, including our executive officers, also are eligible to be granted stock options periodically in order to more directly align their interests with our stockholders’ long-term financial interests.

Relationship of Compensation to Performance

The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to executive officers during the coming year. In setting salaries, the Board of Directors takes into account several factors, including competitive compensation data, the extent to which an individual may participate in stock option plans maintained by us or our affiliates, and qualitative factors bearing on an individual’s experience, responsibilities, management and leadership abilities, and job performance.

The Compensation Committee of the Board of Directors grants stock options under the Plans to key employees, including our executive officers. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon his or her base salary and the level of that officer’s management responsibility. During fiscal 2004, no options to purchase common stock were granted to our executive officers.

In addition, during fiscal 2004, no bonuses were paid to the executive officers then serving, as set forth in the Summary Compensation Table.

Compensation of Chief Executive Officer

We have entered into an employment agreement with Arthur Nadata, our Chairman of the Board and Chief Executive Officer, pursuant to which Mr. Nadata receives a base salary of $226,545, adjusted for CPI index increases, and an incentive bonus equal to three and thirty-three one-hundredths percent (3.33%) of our consolidated pre-tax earnings. In this way, a substantial portion of Mr. Nadata’s cash compensation is tied directly to our profitability.

The Compensation Committee:

Herbert Gardner, Chairman

Dominic Polimeni

David Siegel

Martin Novick

AUDIT COMMITTEE REPORT

As required by the Audit Committee’s written charter, attached as Exhibit “A” to this Proxy Statement, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed the audited financial statements with Nu Horizons management and discussed with Lazar, Levine & Felix, LLP, Nu Horizons independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received from Lazar, Levine & Felix, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Lazar, Levine & Felix, LLP that firm’s independence. Based upon the review and discussions with management and the discussion with the independent accountants referred to above, the Audit Committee recommended to the Board of Directors of Nu Horizons that the audited consolidated financial statements for Nu Horizons be included in Nu Horizons Annual Report on Form 10-K for the fiscal year ended February 29, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to Lazar, Levine & Felix, LLP during the last fiscal year for audit and non-audit services, which are set forth below proxy statement under “Audit Fees,” and has determined that the provision of the non-audit services are compatible with the firm’s independence.

The Audit Committee:

Dominic Polimeni, Chairman

Herbert Gardner

David Siegel

Martin Novick

Independence of Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. In fiscal 2004, our Audit Committee consisted of Dominic Polimeni (Chairman), Herbert Gardner, David Siegel and, commencing September 2003, Martin Novick. Each of the persons who serve on the Committee was independent during fiscal 2004, as defined by Rule 4200(a)(15) of the NASD listing standards.

AUDIT AND RELATED FEES

Audit Fees

We were billed by Lazar Levine & Felix LLP the aggregate amount of approximately $151,450 in fiscal 2004 and $132,017 in fiscal 2003 respectively for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q.

Audit-Related Fees

We were billed by Lazar Levine & Felix LLP the aggregate amount of approximately $24,609 in fiscal 2004 and $15,944 in fiscal 2003 respectively for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and which are not reported above. Such services consisted primarily of professional services rendered in connection with audits of Nu Horizons Electronics Corp.’s employee benefit plans; internal control reviews and accounting consultation on the implementation of Sarbanes-Oxley Section 404.

Tax Fees

We were billed by Lazar Levine & Felix LLP the aggregate amount of approximately $50,042 in fiscal 2004 and $56,907 in fiscal 2003 respectively for professional services rendered in connection with tax compliance, tax advice and tax planning. Such services consisted primarily of consultations related to tax audits.

All Other Fees

We were not billed in either of the last two fiscal years for products or services provided by Lazar Levine & Felix LLP other than as set forth above.

Audit Committee Pre-Approval:

The Audit Committee has pre-approved all audit services and permitted non-audit services provided by the independent auditors, and the compensation, fees and terms for such services. The Committee also has determined not to adopt any blanket pre-approval policy but instead to require that the Committee pre-approve the compensation and terms of service for audit services provided by the independent auditors and any changes in terms and compensation resulting from changes in audit scope, company structure or other matters. The Committee has also determined to require pre-approval by the Audit Committee or its Chairman of the compensation and terms of service for any permitted non-audit services provided by the independent auditors. Any proposed non-audit services exceeding any pre-approved fee levels require further pre-approval by the Audit Committee or its Chairman. The Chief Financial Officer reports regularly to the Audit Committee on the services performed and fees incurred by the independent auditors for audit and permitted non-audit services during the prior quarter.

COMPANY STOCK PERFORMANCE GRAPH

The following Performance Graph compares our cumulative total stockholder return on our common stock for a five-year period (February 28, 1999 to February 29, 2004) with the cumulative total return of the NASDAQ Market Index (which includes our company) and a peer group of companies selected by us for purposes of the comparison. Dividend reinvestment has been assumed and, with respect to companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG NU HORIZONS ELECTRONICS CORP.,

NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON MAR. 1, 1999

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING FEB. 29, 2004

Peer group includes All American Semiconductor, Arrow Electronics Inc., Avnet Inc., Bell Microproducts Inc, Jaco Electronics Inc., Pioneer Standard Electronics and Reptron Electronics Inc.

INDEPENDENT AUDITORS

Lazar, Levine & Felix LLP acted as our independent auditors for the fiscal year ended February 29, 2004 and has been selected by Audit Committee to continue to act as our independent auditors for our 2005 fiscal year.

A representative of Lazar, Levine & Felix LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

FINANCIAL STATEMENTS

A copy of our Annual Report of Stockholders for the fiscal year ended February 29, 2004 has been provided to all stockholders as of August 2, 2004. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file report of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. These officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

Based solely on our review of the copies of the forms we have received and representations we have received, we believe that all our executive officers, directors and greater than ten percent of beneficial owners complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2004.

Matters to Be Considered at the Meeting

The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

The cost of soliciting proxies in the accompanying form, estimated to be $60,000, has been or will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2005 Annual Meeting

Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than April 13, 2005 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than June 27, 2005. If notice of any stockholder proposal is received after June 27, 2005, then the notice will be considered untimely and we are not required to present such proposal at the 2005 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after June 27, 2005 at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

By Order of the Board of Directors,
RICHARD S. SCHUSTER
Secretary

Dated:	Melville, New York August 17, 2004

Exhibit “A”

AUDIT COMMITTEE CHARTER

Nu Horizons Electronics Corp.

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the accounting and financial reporting processes of the company, (2) the integrity of the financial statements of the Company, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s internal audit function and independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall satisfy the independence and experience requirements of Section 10A of the Securities Exchange Act of 1934, The Nasdaq Stock Market and any other regulatory requirements pertaining to qualifications of Audit Committee members.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee and shall serve until their successors are duly appointed and qualified. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, either in person or telephonically. The Audit Committee may form and delegate authority to subcommittees when appropriate. The Audit Committee may require any officer or employee of the Company, the Company’s outside counsel or the Company’s independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the persons performing the internal audit function and the independent auditor in separate executive sessions at least quarterly.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, to replace the independent auditor or nominate the independent auditors for shareholder approval. The Audit Committee shall pre-approve all audit and non-audit services. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of issuing or rendering an audit report and to any advisors employed by the Audit Committee.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

With Respect to Financial Statement and Disclosure Matters

1.    Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.    Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

3.    Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including, (a) any significant changes in the Company’s selection or application of accounting principles, (b) any major issues as to the adequacy of the Company’s internal controls, (c) the development, selection and disclosure of critical accounting estimates, and (d) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.    Discuss with management and the independent auditor:

All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and any material weaknesses in internal controls reported by management; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

5.    Review and discuss with management the Company’s earnings press releases.

6.    Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

7.    Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.    Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, the persons performing the internal audit function or management.

The management letter provided by the independent auditor and the Company’s response to that letter.

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to any Company employee or requested information, and any significant disagreements with management.

9.    Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows:

All critical accounting policies and practices to be used;

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

10.    Review and discuss the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the outside auditor or management.

11.    Review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

With Respect to the Independent Auditor

12.    Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith to approve all fees and other terms of engagement. (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.) The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

13.    Review the experience and qualifications of the senior members of the independent auditor team.

14.    Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) confirming that their audit has been performed in accordance with the requirements of Section 10A of the Securities Exchange Act of 1934.

15.    Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the persons performing the internal audit function. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

16.    Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company’s independent auditors has not performed audit services for the Company for in excess of the five previous fiscal years.

17.    Review with the independent auditors any issue on which they consulted with the national office of the independent auditor.

18.    Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit.

With Respect to Internal Audit Function

19.    In consultation with the independent auditors and the persons performing the internal audit function, review the adequacy of the Company’s internal control structure and system, and the procedures designed to insure compliance with laws and regulations.

20.    Review, based upon the recommendation of the independent auditors and the persons performing the internal audit function, the scope and plan of the work to be done by the persons performing the internal audit function and review on an annual basis the performance of the persons performing the internal audit function.

21.    Review the appointment and replacement of the persons performing the internal audit function.

22.    Review the significant reports to management prepared by persons performing the internal audit function and management’s responses.

23.    Review with management and the independent auditors the sufficiency and quality of the persons performing the internal audit function and other financial and accounting personnel of the Company.

With Respect to Compliance Oversight

24.    Obtain reports from management, the persons performing the internal audit function and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

25.    Review reports and disclosures of insider and affiliated party transactions.

26.    Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics, including any codes of ethics applicable to the chief executive officer and senior financial officers.

27.    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

28.    Review with management, the independent auditors, the persons performing the internal audit function and the Company’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s compliance policies or financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

With Respect to Complaints

29.    Establish procedures for:

(1)  The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

(2)  The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

30.    Discuss with management and the independent auditor any employee complaints which raise issues with respect to the company’s financial statements or accounting policies.

General—The Audit Committee shall:

31.    Make regular reports to the Board of Directors.

32.    Establish the policy for the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.

33.    Review any management decision to seek a second opinion from independent auditors other than the Company’s regular independent auditors with respect to any significant accounting issue.

34.    Review and reassess the adequacy of this Committee and its Charter at least annually and recommend to the Board any changes the Committee deems appropriate.

35.    Perform any other activities consistent with this Charter, the Company’s By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

36.    Make available this Charter on the Company’s website at www.nuhorizons.com as required by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

Limitation of Audit Committee’s Role

37.    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNUAL MEETING OF STOCKHOLDERS OF

NU HORIZONS ELECTRONICS CORP.

September 23, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ò Please detach along perforated line and mail in the envelope provided. ò

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	Election to Class II and Class III of the nominees listed below, as set forth in the proxy statement;

NOMINEES:

☐ FOR ALL NOMINEES	m Dominic Polimeni	Class II
	m Richard S. Schuster	Class II
	m Martin N. Novick	Class III

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

2.	Any other matters that properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, AND EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTION TO THE LEFT. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Signature of Stockholder Date: Signature of Stockholder Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NU HORIZONS ELECTRONICS CORP.

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING

September 23, 2004

The undersigned hereby appoints Arthur Nadata and Paul Durando, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Nu Horizons Electronics Corp., a Delaware corporation, at the annual meeting of stockholders scheduled to be held September 23, 2004 and any adjournments thereof.

(Continued and to be signed on the reverse side)

SEE REVERSE

        SIDE

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